SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SunCoke Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 7, 2015
SUNCOKE ENERGY, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 9, 2015
Date: May 7, 2015 Time: 9:00AM, Central Time
Location: The Hotel Arista
2139 CityGate Lane
SUNCOKE ENERGY, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735	Naperville, Illinois 60563

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online or request a paper copy at www.proxyvote.com (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting. If you wish to attend in person and vote during the meeting, please bring this notice with you.

See the reverse side of this notice to obtain proxy materials and voting instructions

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K
How to View and Vote Online:
Have the information printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents. Please choose one of the methods below to make your request: There is NO charge for requesting a copy.
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please request materials as instructed above on or before April 23, 2015 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Telephone: You can vote using a touch-tone telephone by first requesting a paper copy of the materials, including a proxy card. Have your proxy card in hand when calling and then follow the instructions.

Voting Items

The Board of Directors recommends you vote

FOR the following:

1.	Election of Directors

Nominees:

01)	Frederick A. Henderson
02)	Alvin Bledsoe

The Board of Directors recommends you vote FOR the following proposal:

2.	Advisory approval of executive compensation.